Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated June 5, 2020
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses and Statements of Additional Information of the Funds listed below:
Invesco Global Market Neutral Fund
Invesco Global Opportunities Fund
Invesco Long/Short Equity Fund
Invesco Low Volatility Emerging Markets Fund
This supplement amends the Summary and Statutory Prospectuses and Statements of Additional Information of the above referenced funds (each a "Fund" and collectively the "Funds") and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information and retain it for future reference.
On June 3, 2020, the Boards of Trustees of AIM Investment Funds (Invesco Investment Funds) and AIM International Mutual Funds (Invesco International Mutual Funds) (the “Boards”) approved a Plan of Liquidation and Dissolution (the “Plan”), which authorizes the termination, liquidation and dissolution of each Fund. In order to effect such liquidation, each Fund will close to investments by new accounts after the close of business on June 5, 2020. Existing shareholders will continue to be able to invest in each Fund until the Fund is liquidated on or about August 5, 2020 (the “Liquidation Date”) as described below. Notwithstanding the foregoing, effective as of the close of business on July 29, 2020, no further purchases or exchanges into any Fund will be accepted, as the Fund prepares for the liquidation.  Shareholders of each Fund may redeem their shares at any time prior to the Liquidation Date.
To prepare for the closing and liquidation of the Funds, each Fund’s portfolio managers will likely increase the Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, each Fund is expected to deviate from its stated investment strategies and policies and will no longer be managed to meet its investment objective. On or promptly after the Liquidation Date, each Fund will make a liquidating distribution to each remaining shareholder equal to the shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved. If necessary, each Fund will declare and pay a dividend to distribute to each Fund’s shareholders all of each Fund’s remaining investment company taxable income and all of each Fund’s net capital gain, if any (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax. Alternatively, each Fund may treat the amounts distributed pursuant to the Plan as being paid as dividends as part of the liquidating distributions. The liquidation may be a taxable event to shareholders. Please consult your tax advisor about the potential tax consequences.
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